UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 12, 2012

Digital Domain Media Group, Inc.

(Exact name of registrant as specified in its charter)

Florida	001-35325	27-0449505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 SW Village Parkway, Port St. Lucie, Florida	34987
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(772) 345-8000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On September 12, 2012, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) authorized Digital Domain Media Group, Inc. (the “Company”) to obtain secured financing (the “DIP Financing”) on an interim basis pursuant to that certain Priming Superpriority Debtor-in-Possession Credit Facility Term Sheet, dated as of September 11, 2012, by and among the Debtors identified therein and Hudson Bay Master Fund Ltd, in its capacity as agent on behalf of certain lenders (the “DIP Term Sheet”).  The DIP Financing will be provided by the Company’s existing senior noteholders.  By orders entered by the Bankruptcy Court on September 12, 2012, the Company has been authorized to borrow up to $11,789,000 through the date of a final hearing on October 1, 2012, subject to the achievement of certain milestones in the bankruptcy case.  The DIP Financing is secured by substantially all of the assets of the Company.  Assuming that the DIP Financing is approved at the final hearing, the maturity date of the facility shall be December 31, 2012.  The DIP Financing must be prepaid in the event of any sales of assets by the Company outside the ordinary course of business.  The DIP Financing contains standard terms and conditions of a financing of this type.  All material documents relating to the DIP Financing are on file with the Bankruptcy Court.

The foregoing description of the DIP Term Sheet does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the DIP Term Sheet, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)           The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 2.03.

Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibit

The following Exhibit is filed as a part of this Current Report on Form 8-K:

Exhibit No.	Description
10.1
Priming Superpriority Debtor-in-Possession Credit Facility Term Sheet, dated as of September 11, 2012, by and among the Debtors identified therein and Hudson Bay Master Fund Ltd, in its capacity as agent on behalf of certain lenders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Domain Media Group, Inc.

Dated:  September 20, 2012                                                                         By:  /s/ Edwin C. Lunsford, III
Edwin C. Lunsford, III
Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1
Priming Superpriority Debtor-in-Possession Credit Facility Term Sheet, dated as of September 11, 2012, by and among the Debtors identified therein and Hudson Bay Master Fund Ltd, in its capacity as agent on behalf of certain lenders